EXHIBIT(2)(s)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Daniel L. Spears and Brian D. Watson as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The Cushing MLP Total Return Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Mark W. Fordyce

Name:	Mark W. Fordyce

Title:	Chief Financial Officer and Secretary

Date:	July 16, 2007

POWER OF ATTORNEY
     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Daniel L. Spears, Brian D. Watson and Mark W. Fordyce as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The Cushing MLP Total Return Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Jerry V. Swank

Name:	Jerry V. Swank

Title:	Chief Executive Officer and Trustee

Date:	July 16, 2007

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Daniel L. Spears, Brian D. Watson and Mark W. Fordyce as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The Cushing MLP Total Return Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Brian R. Bruce

Name:	Brian R. Bruce

Title:	Trustee

Date:	July 16, 2007

POWER OF ATTORNEY
     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Daniel L. Spears, Brian D. Watson and Mark W. Fordyce as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The Cushing MLP Total Return Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Edward N. McMillan

Name:	Edward N. McMillan

Title:	Trustee

Date:	July 16, 2007

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Daniel L. Spears, Brian D. Watson and Mark W. Fordyce as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The Cushing MLP Total Return Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Ronald P. Trout

Name:	Ronald P. Trout

Title:	Trustee

Date:	July 16, 2007